EXHIBIT 23
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               CONSENT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS




As independent public accountants, we hereby consent to the use of our Auditors' Report and all references to our firm included in, or made part of, this Form 10-K filing.




Vancouver,  Canada                                          "Morgan  &  Company"

April  30,  2003                                          Chartered  Accountants





























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